                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934

      Date of Report (Date of earliest event reported): April 19, 1994

                         CoreStates Financial Corp
- -------------------------------------------------------------------------------
             (Exact name of registrant specified in its Charter)

                Pennsylvania        0-6879        23-1899716
- -------------------------------------------------------------------------------
             (State or other      (Commission    (IRS Employee
             jurisdiction of      File Number)   identification No.)
             incorporation)

                   Centre Square West, 1500 Market Street
                   Philadelphia, Pennsylvania               19101
- -------------------------------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

        Registrant's telephone, including area code:  (215) 973-3806
                                                     ----------------

- --------------------------------------------------------------------------------
       (Former name and former address, if changed since last report)

Item 5.  Other Events.
         ------------

     The information set forth in the earnings news release of CoreStates Financial Corp as Exhibit 28 is incorporated by reference and made a part hereof.

Item 7.  Exhibits
         --------

     28  CoreStates Financial Corp Earnings News Release dated April 19, 1994.


                                             CORESTATES FINANCIAL CORP
                                                   (Registrant)



                                             By /s/ David T. Walker
                                                ------------------------
                                                David T. Walker
                                                Deputy Chief Counsel

Dated:  April 20, 1994

                                Exhibit Index
                                -------------


Exhibit No.                                                  Page
- -----------                                                  ----

28                          CoreStates Financial
                            Corp Earnings News
                            Release dated
                            April 19, 1994                    4


